                                    EXHIBIT A
                             JOINT FILING STATEMENT

The undersigned acknowledge and agree that the foregoing Statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to such Statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each of them will be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained herein and therein, but will not be responsible for the completeness and accuracy of the information concerning the others of them, except to the extent that it knows or has reason to believe that such information is inaccurate.

                             September 16, 1999

                             Oak Investment Partners VIII, Limited Partnership
                             By:  Oak Associates VIII, LLC
                             Its General Partner


                             /s/  BANDEL CARANO
                             -------------------------------------------------
                             By:  Bandel Carano
                             Title: General Partner

                                    Oak VIII Affiliate Fund, Limited Partnership
                                    By:  Oak VIII Affiliates, LLC
                                    Its General Partner


                                    /s/ BANDEL CARANO
                                    --------------------------------------------
                                    By: Bandel Carano
                                    Title: General Partner

                                   MeriTech Capital Partners L.P.
                                   By:    MeriTech Capital Associates L.L.C.
                                          its General Partner
                                   By:    MeriTech Management Associates L.L.C.
                                          a managing member


                                   By:    /s/ PAUL MADERA
                                      -----------------------------------------
                                              Paul Madera, a managing member



                                   MeriTech Capital Affiliates L.P.
                                   By:    Meritech Capital Associates L.L.C.
                                          its General Partner
                                   By:    MeriTech Management Associates L.L.C.
                                          a managing member


                                   By:    /s/ PAUL MADERA
                                      -----------------------------------------
                                              Paul Madera, a managing member

                                                  Accel VI L.P.
                                                  By: Accel VI Associates L.L.C.
                                                  Its General Partner


                                                  /s/  G. CARTER SEDNAOUI
                                                  ------------------------------
                                                  By:  G. Carter Sednaoui
                                                  Title:  Managing Member

                                  Accel Internet Fund II L.P.
                                  By: Accel Internet Fund II Associates L.L.C.
                                  Its General Partner


                                  /s/  G. CARTER SEDNAOUI
                                  --------------------------------------------
                                  By:  G. Carter Sednaoui
                                  Title:  Managing Member

                                       Accel Keiretsu VI L.P.
                                       By: Accel Keiretsu VI Associates L.L.C.
                                       Its General Partner


                                       /s/  G. CARTER SEDNAOUI
                                       ---------------------------------------
                                       By:  G. Carter Sednaoui
                                       Title:  Managing Member

                                                     Accel Investors '98 L.P.


                                                     /s/  G. CARTER SEDNAOUI
                                                     ------------------------
                                                     By:  G. Carter Sednaoui
                                                     Title:  Managing Member

                                              Brentwood Associates IX, L.P.
                                              By: Brentwood IX Ventures, L.L.C.
                                              Its General Partner


                                              /s/ JOHN L. WALECKA
                                              ---------------------------------
                                              By: John L. Walecka
                                              Title:  Managing Member

                                           Brentwood Affiliates Fund III, L.P.
                                           By:  Brentwood IX Ventures, L.L.C.
                                           Its  General Partner


                                           /s/  JOHN L. WALECKA
                                           -----------------------------------
                                           By:  John L. Walecka
                                           Title:  Managing Member

                                    Worldview Technology Partners, II, L.P.
                                    By: Worldview Capital II, L.P.
                                    Its General Partner

                                    By: Worldview Equity I, L.L.C.
                                    Its General Partner


                                    /s/ JAMES WEI
                                    ---------------------------------------
                                    By: James Wei
                                    Title:  Member

                                    Worldview Technology International, II, L.P.
                                    By: Worldview Capital II, L.P.
                                    Its General Partner

                                    By:  Worldview Equity I, L.L.C.
                                    Its General Partner


                                    /s/ JAMES WEI
                                    --------------------------------------------
                                    By: James Wei
                                    Title: Member

                                    Worldview Strategic Partners, II, L.P.
                                    By: Worldview Capital II, L.P.
                                    Its General Partner

                                    By: Worldview Equity I, L.L.C.
                                    Its General Partner


                                    /s/ JAMES WEI
                                    --------------------------------------------
                                    By: James Wei
                                    Title:  Member

                                    Bessemer Venture Partners IV L.P.
                                    By: Deer IV & Co. LLC
                                    Its General Partner


                                    /s/  ROBERT H. BUESCHER
                                    --------------------------------------------
                                    By:  Robert H. Buescher
                                    Title:  Manager

                                    Bessec Ventures IV L.P.
                                    By: Deer IV & Co. LLC
                                    Its General Partner


                                    /s/ ROBERT H. BUESCHER
                                    --------------------------------------------
                                    By: Robert H. Buescher
                                    Title:  Manager

                                           Cove Ventures, LLC
                                           By: Cove Road Associates, LLC
                                           Its Managing Member


                                           /s/  ROBERT H. BUESCHER
                                           -------------------------------------
                                           By:  Robert H. Buescher
                                           Title:  Attorney-in-fact

                                            Adams Capital Management, L.P.


                                            /s/ JOEL P. ADAMS
                                            ------------------------------
                                            By: Joel P. Adams
                                            Title: General Partner

                                            Columbia Capital ARTT Investors, LLC
                                            By: Columbia Capital, L.L.C.
                                            Its Managing Member


                                            /s/ DONALD A. DOERING
                                            ------------------------------------
                                            By: Donald A. Doering
                                            Title: CFO

                                            Columbia Capital ARTT Partners, LLC
                                            By: Columbia Capital, L.L.C.
                                            Its Managing Member


                                            /s/ DONALD A. DOERING
                                            -----------------------------------
                                            By: Donald A. Doering
                                            Title:  CFO

                             GLOBAL PRIVATE EQUITY II - EUROPE
                             LIMITED PARTNERSHIP


                             GLOBAL PRIVATE EQUITY II - PGGM
                             LIMITED PARTNERSHIP


                             DIGITAL MEDIA AND COMMUNICATIONS
                             II LIMITED PARTNERSHIP


                             OAKSTONE VENTURES LIMITED
                             PARTNERSHIP


                             ADVENT CROWN FUND II C.V.


                             ADWEST LIMITED PARTNERSHIP

                             By:   Advent International Limited Partnership,
                                   General Partner
                             By:   Advent International Corporation,
                                   General Partner
                             By:   Janet L. Hennessy, Vice President*

                             ADVENT GLOBAL GECC LIMITED
                             PARTNERSHIP

                             By:   Advent Global Management Limited Partnership,
                                   General Partner
                             By:   Advent International Limited Partnership,
                                   General Partner
                             By:   Advent International Corporation,
                                   General Partner
                             By:   Janet L. Hennessy, Vice President*

                             ADVENT GLOBAL MANAGEMENT LIMITED PARTNERSHIP

                             By:   Advent International Limited Partnership,
                                   General Partner
                             By:   Advent International Corporation,
                                   General Partner
                             By:   Janet L. Hennessy, Vice President*

                                     ADVENT PARTNERS LIMITED
                                     PARTNERSHIP
                                     By:   Advent International Corporation,
                                            General Partner
                                     By:   Janet L. Hennessy, Vice President*

                                     ADVENT INTERNATIONAL LIMITED PARTNERSHIP

                                     By:   Advent International Corporation,
                                           General Partner

                                     By:   Janet L. Hennessy, Vice President*

                                     ADVENT INTERNATIONAL CORPORATION

                                     By:   Janet L. Hennessy, Vice President*

                                     *For all of the above:

                                     /s/ JANET L. HENNESSY
                                     ----------------------------------------
                                     Janet L. Hennessy, Vice President

                                   U.S. Telesource, Inc.


                                   /s/ MARC B. WEISBERG
                                   ---------------------------------------------
                                   By: Marc B. Weisberg
                                   Title:  President and Chief Executive Officer

                         Qwest Communications Corporation

                         /s/ MARC B. WEISBERG
                         ----------------------------------------------------
                         By: Marc B. Weisberg
                         Title:  Senior Vice President, Corporate Development

                                          Qwest Corporation


                                          /s/ DRAKE S. TEMPEST
                                          --------------------------------
                                          By: Drake S. Tempest
                                          Title:  Executive Vice President
                                                  and General Counsel

                                      Qwest Communications International Inc.


                                      /s/ DRAKE S. TEMPEST
                                      --------------------------------
                                      By: Drake S. Tempest
                                      Title:  Executive Vice President
                                              and General Counsel

                                    Anschutz Company


                                    /s/ PHILIP F. ANSCHUTZ
                                    -------------------------------------------
                                    By:  Philip F. Anschutz
                                    Title: Chairman and Chief Executive Officer

                                    Philip F. Anschutz


                                    /s/  PHILIP F. ANSCHUTZ
                                    --------------------------------------------